4333 Edgewood Road NE
Cedar Rapids, IA 52499
November 25, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D
ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended September 30, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Mailings:
American Century Equity Income Fund, SEC File No.: 811-07820
The American Funds - EuroPacific Growth Fund, SEC File No.: 811-03734
BlackRock Value Opportunities Fund, Inc., SEC File No.: 811-02809
PIMCO Funds: Pacific Investment Management Series, SEC File No.: 811-08399
           CommodityRealReturn Strategy Fund
           Low Duration Fund
           Real Return Fund
           Total Return Fund
Van Kampen Mid Cap Growth Fund, SEC File No.: 811-04805
Annual Report Mailings:
BlackRock Total Return Fund, SEC File No.: 811-02857
BlackRock High Income Fund, SEC File No.: 811-02857
BlackRock Government Income Fund, SEC File No.: 811-22061
Columbia Marsico Growth Fund, SEC File No.: 811-09645
Oppenheimer Global Fund, SEC File No.: 811-01810
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
* * *
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.
Very truly yours,
   /s/ Darin Smith
Darin Smith
General Counsel